                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 1, 2004

                            STRUCTURED PRODUCTS CORP.
                            -------------------------
             (Exact name of registrant as specified in its charter)

Delaware                            001-31757            13-3692801
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(State or other jurisdiction of     (Commission File     (IRS Employer
incorporation or organization)       Number)              Identification Number)

388 Greenwich Street, New York, New York                                   10013
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number including area code (212) 816-7496.
                                                  --------------

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Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          The issuer of the  underlying  securities,  or guarantor  thereof,  or successor,  thereto,  as  applicable,  is subject  to the  information reporting  requirements  of the  Securities  Exchange Act of 1934,  as amended (the "Exchange Act").  Periodic reports and other  information required to be filed  pursuant to the  Exchange  Act, by the issuer of
          the  underlying  securities,   or  guarantor  thereof,  or  successor,
          thereto,  as  applicable,  may be  inspected  and copied at the public
          reference  facilities   maintained  by  the  Securities  and  Exchange
          Commission (the "Commission") at 450 Fifth Street,  N.W.,  Washington,
          D.C. 20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports,  proxy and information statements and other information filed electronically  through the Electronic  Data  Gathering,  Analysis and
          Retrieval system.  Neither  Structured  Products Corp. nor the trustee has  participated in the preparation of such reporting  documents,  or made any due diligence  investigation  with respect to the information provided therein. Neither Structured Product Corp. nor the trustee has verified the accuracy or  completeness  of such  documents or reports.
          There can be no  assurance  that  events  affecting  the issuer of the underlying securities, or guarantor thereof, or successor, thereto, as applicable, or the underlying securities have not occurred or have not yet been  publicly  disclosed  which  would  affect  the  accuracy  or completeness of the publicly available documents described above.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

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Item 7.   Financial Statements, Pro-Forma Financial Information and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits:

               1.   Trustee's   Report   with   respect  to  the  July  1,  2004
                    Distribution  Date for the CAST  Step-Up  Trust  for  Morgan
                    Stanley Notes

Item 8.   Change in Fiscal Year

          Not Applicable.

Item 9.   Regulation FD Disclosure

          Not Applicable.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of
1934,  the  Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 By:  /s/ Mark C. Graham
                                                 -------------------------------
                                                 Name:   Mark C. Graham
                                                 Title:  Authorized Signatory

July 1, 2004

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EXHIBIT INDEX

Exhibit                                                                     Page
-------                                                                     ----

   1      Trustee's  Report  with  respect  to the July 1, 2004               6
          Distribution  Date for the  Cast  Step-Up  Trust  for
          Morgan Stanley Notes

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                                    Exhibit 1

To the Holders of:
CAST Step-Up Trust for Morgan Stanley Notes
Monthly-Pay Step-Up Class A Certificates   *CUSIP: 14835T AB4
 Class B Certificates                      *CUSIP: 14835T AA6

U.S. Bank Trust National Association,  as Trustee for the CAST Step-Up Trust for
Morgan  Stanley  Notes (the  "Trust"),  hereby  gives notice with respect to the
Distribution Date of July 1, 2004 (the "Distribution Date") as follows:

1.   The amount of the  distribution  payable to the  Certificateholders  on the
     Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $1,000 Class A Certificate  and per $1,000
     Notional Amount of Class B Certificates, is as set forth below:

     Class            Principal            Interest          Total Distribution
     A                $  0.000000          $ 2.708333        $ 2.708333
     B                $  0.000000          $ 0.000000        $ 0.000000

2.   The amount of aggregate  interest  due and not paid as of the  Distribution
     Date is $0.000000.

3.   The Class A Certificates bear interest at the rate of 3.25% and the Class B
     Certificates  bear  interest at a rate of 2.05% during the period ending on the Distribution Date .

4.   No fees have been paid to the Trustee or any other party from the  proceeds of the Term Assets.

5.   $15,000,000  aggregate  principal  amount of Morgan  Stanley  f/k/a  Morgan
     Stanley Dean Witter & Co. 5.30% Notes due March 1, 2013 (the "Term Assets")
     are held for the above trust.

6.   At the  close  of  business  on  the  Distribution  Date,  15,000  Class  A
     Certificates   representing  $15,000,000  aggregate  Certificate  Principal
     Balance and $15,000,000  aggregate  Notional Amount of Class B Certificates were outstanding.

7.   The Notional Amount of the ISDA Master Agreement , the Schedule thereto and the  Confirmation  thereto  each dated July 25, 2003  between the Trust and
     Citigroup Global Markets Limited (collectively the "Swap"), is $15,000,000.
     Payment of the  obligations of Citigroup  Global Markets  Limited under the
     Swap is  guaranteed  by Citigroup  Global  Markets  Holdings  Inc.  under a
     Guarantee Agreement dated July 25, 2003.

8.   The  current  rating of the Term  Assets is not  provided  in this  report.
     Ratings can be obtained from Standard & Poor's Ratings Services, a division of The  McGraw-Hill  Companies,  Inc.,  by  calling  212-438-2400  and from
     Moody's Investors Service, Inc. by calling 212-553-0377.

U.S.  Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness.  It is included for the convenience of the Holders.

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